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Note: Represents a sampling of ourcurrent portfolio offerings as of August 2023. 8

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26 (1) (1)(2) (3)

27 2019 2018 2017 Net income (loss) attributable to Funko, Inc. $ 11,725 $ 7,463 $ 3,939 Reallocation of net income attributable ton on-controlling interests from the assumed exchange of common units of FAH, LLC for Class A common stock (1) 16,095 17,599 2,047 Monitoring fees (2) — — 1,676 Equity-based compensation (3) 13,044 9,140 5,574 Loss on extinguishment of debt — 4,547 5,103 Earnout fair market value adjustment (4) — — 30 Inventory step-up (5) — — 3,182 Acquisition transaction costs and other expenses (6) 383 3,391 5,336 Customs investigation and related costs (7) 3,357 — — Certain severance, relocation and related costs (8) 739 1,031 — Foreign currency transaction loss (gain) (9) (177) 4,082 (733) Tax receivable agreement liability adjustments 152 — — One-time inventory write-down (10) 16,775 — — Income tax expense (11) (12,166) (7,739) (8,660) Adjusted net income $ 49,927 $ 39,514 $ 17,494 Weighted-average shares of Class A common stock outstanding-basic 30,898 23,821 23,338 Equity-based compensation awards and common units of FAH, LLC that are convertible into Class A common stock 21,167 26,858 27,297 Adjusted weighted-average shares of Class A stock outstanding - diluted 52,065 50,679 50,635 Adjusted earnings per diluted share $ 0.96 $ 0.78 $ 0.35 Year Ended December 31, (1) Represents the reallocation of net income attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC in periods in which income was attributable to non-controlling interests. (2) Represents monitoring fees paid pursuant to a management services agreement with ACON that was entered into in connection with the ACON Acquisition, which terminated upon the consummation of the IPO in November 2017. (3) Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on timing of awards. (4) Reflects the increase in the fair value of contingent liabilities incurred in connection with the Underground Toys Acquisition. (5) Represents a non-cash adjustment to cost of sales resulting from acquisitions. (6) Represents legal, accounting, and other related costs incurred in connection with the IPO, acquisitions and other transactions. Included for the year ended December 31, 2018 is a one-time $2.0 million consent fee related to certain existing license agreements which we expect to pay in connection with the renewal of such licensing agreements and $0.7 million for the recognition of a pre-acquisition contingency related to our Loungefly acquisition. (7) Represents legal, accounting and other related costs incurred in connection with the Company's investigation of the underpayment of customs duties at Loungefly. For the year ended December 31, 2019, includes the accrual of a contingent liability of $0.5 million related to potential penalties that may be assessed by U.S. Customs in connection with the underpayment of customs duties at Loungefly. (8) Represents certain severance, relocation and related costs. For the year ended December 31, 2019, includes $0.4 million of severance costs incurred in connection with the departure of our former Chief Financial Officer and $0.3 million of severance, relocation and related costs associated with the consolidation of our warehouse facilities in the United Kingdom. For the year ended December 31, 2018, includes severance costs incurred in connection with the departure of certain members of senior management, including the founders of Loungefly. (9) Represents both unrealized and realized foreign currency losses (gains) on transactions other than in U.S. dollars. (10) Represents a one-time $16.8 million charge for the year ended December 31, 2019 to cost of goods sold for additional inventory reserves to dispose of certain inventory items. This charge is incremental to normal course inventory reserves and was recorded as a result of the Company’s decision to dispose of slower moving inventory to increase operational capacity. (11) Represents the income tax expense (benefit) effect of (i) the above adjustments and (ii) the pass-through entity taxable income as if the parent company was a subchapter C corporation in periods prior to the IPO. This adjustment uses an effective tax rate of 25% for the years ended December 31, 2019 and 2018 and 36.2% for the year ended December 31, 2017, respectively.

28 2022 2021 2020 Net income (loss) attributable to Funko, Inc. $ (8,035) $ 43,900 $ 3,961 Reallocation of net income attributable ton on-controlling interests from the assumed exchange of common units of FAH, LLC for Class A common stock (1) 2,795 23,954 5,802 Equity-based compensation (2) 16,591 12,994 10,116 Acquisition transaction costs and other expenses (3) 2,850 — — Certain severance, relocation and related costs (4) 9,775 277 2,190 Loss on extinguishment of debt (5) — 675 — Foreign currency transaction loss (gain) (6) (3,232) 1,118 955 Tax receivable agreement liability adjustments (7) 3,987 1,590 87 One-time cloud based computing arrangement abandonment (8) 32,492 — — Income tax expense (9) (27,657) (8,331) (4,259) Adjusted net income $ 29,566 $ 76,177 $ 18,852 Weighted-average shares of Class A common stock outstanding-basic 44,555 38,392 35,271 Equity-based compensation awards and common units of FAH, LLC that are convertible into Class A common stock 6,967 15,437 16,227 Adjusted weighted-average shares of Class A stock outstanding - diluted 51,522 53,829 51,498 Adjusted earnings per diluted share $ 0.57 $ 1.42 $ 0.37 Year Ended December 31, (1) Represents the reallocation of net income attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC in periods in which income was attributable to non-controlling interests. (2) Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on timing of awards. (3) Represents acquisition-related costs related to investment banking and due diligence fees. (4) Represents certain severance, relocation and related costs. For the year ended December 31, 2022, includes charges related to residual one-time relocation and severance costs for U.S. warehouse personnel in connection with the opening of a warehouse and distribution facility in Buckeye, Arizona. For the year ended December 31, 2021, includes charges related to one-time relocation costs for U.S. warehouse personnel in connection with the new opening of a warehouse and distribution facility in Buckeye, Arizona and residual severance payments related to the global workforce reduction implemented in response to the COVID-19 pandemic. For the year ended December 31, 2020, includes charges related to the global workforce reduction implemented in response to the COVID-19 pandemic and impairment related charges to the right-of-use leased and fixed assets related to Funko Animation Studios. (5) Represents write-off of unamortized debt financing fees for the year ended December 31, 2021. (6) Represents both unrealized and realized foreign currency losses (gains) on transactions other than in U.S. dollars. (7) Represents recognized adjustments to the tax receivable agreement liability. (8) Represents abandoned cloud computing arrangement charge related to the enterprise resource planning project for the year ended December 31, 2022. (9) Represents the income tax expense effect of the above adjustments. This adjustment uses an effective tax rate of 25% for the years ended December 31, 2022, 2021 and 2020. For the year ended December 31, 2022, this also includes the $11.0 million discrete benefit from the release of a valuation allowance on the outside basis deferred tax asset.

29 2019 2018 2017 Net income $ 27,820 $ 25,062 $ 5,986 Interest expense, net 14,342 21,739 30,636 Income tax expense 4,476 5,432 1,266 Depreciation and amortization 42,126 39,116 31,975 EBITDA $ 88,764 $ 91,349 $ 69,863 Adjustments: Monitoring fees (2) — — 1,676 Equity-based compensation (3) 13,044 9,140 5,574 Loss on extinguishment of debt — 4,547 5,103 Earnout fair market value adjustment (4) — — 30 Inventory step-up (5) — — 3,182 Acquisition transaction costs and other expenses (6) 383 3,391 5,336 Customs investigation and related costs (7) 3,357 — — Certain severance, relocation and related costs (8) 739 1,031 — Foreign currency transaction loss (gain) (9) (177) 4,082 (733) Tax receivable agreement liability adjustments 152 — — One-time inventory write-down (10) 16,775 — — Adjusted EBITDA $ 123,037 $ 113,540 $ 90,031 Adjusted EBITDA margin* 15.5% 16.9% 17.4% Year Ended December 31, (1) Represents the reallocation of net income attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC in periods in which income was attributable to non-controlling interests. (2) Represents monitoring fees paid pursuant to a management services agreement with ACON that was entered into in connection with the ACON Acquisition, which terminated upon the consummation of the IPO in November 2017. (3) Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on timing of awards. (4) Reflects the increase in the fair value of contingent liabilities incurred in connection with the Underground Toys Acquisition. (5) Represents a non-cash adjustment to cost of sales resulting from acquisitions. (6) Represents legal, accounting, and other related costs incurred in connection with the IPO, acquisitions and other transactions. Included for the year ended December 31, 2018 is a one-time $2.0 million consent fee related to certain existing license agreements which we expect to pay in connection with the renewal of such licensing agreements and $0.7 million for the recognition of a pre-acquisition contingency related to our Loungefly acquisition. (7) Represents legal, accounting and other related costs incurred in connection with the Company's investigation of the underpayment of customs duties at Loungefly. For the year ended December 31, 2019, includes the accrual of a contingent liability of $0.5 million related to potential penalties that may be assessed by U.S. Customs in connection with the underpayment of customs duties at Loungefly. (8) Represents certain severance, relocation and related costs. For the year ended December 31, 2019, includes $0.4 million of severance costs incurred in connection with the departure of our former Chief Financial Officer and $0.3 million of severance, relocation and related costs associated with the consolidation of our warehouse facilities in the United Kingdom. For the year ended December 31, 2018, includes severance costs incurred in connection with the departure of certain members of senior management, including the founders of Loungefly. (9) Represents both unrealized and realized foreign currency losses (gains) on transactions other than in U.S. dollars. (10) Represents a one-time $16.8 million charge for the year ended December 31, 2019 to cost of goods sold for additional inventory reserves to dispose of certain inventory items. This charge is incremental to normal course inventory reserves and was recorded as a result of the Company’s decision to dispose of slower moving inventory to increase operational capacity. (11) Represents the income tax expense (benefit) effect of (i) the above adjustments and (ii) the pass-through entity taxable income as if the parent company was a subchapter C corporation in periods prior to the IPO. This adjustment uses an effective tax rate of 25% for the years ended December 31, 2019 and 2018 and 36.2% for the year ended December 31, 2017, respectively. *Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net Sales.

30 *Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net Sales.